Exhibit 32.1

                                  CERTIFICATION

I, Michael D. Dale, Chief Executive Officer of ATS Medical, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

The Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2007


/s/ Michael D. Dale
-------------------------------------
Name: Michael D. Dale
Title: Chief Executive Officer